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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 23, 2000



                           ASYST TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)


                                  California
                (State or other jurisdiction of incorporation)



     000-22430                                            94-2944251
(Commission File No.)                         (IRS Employer Identification No.)


                                48761 Kato Road
                           Fremont, California 94538
             (Address of principal executive offices and zip code)



      Registrant's telephone number, including area code: (510) 661-5000

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     This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties relating to the acquisition by Asyst Technologies, Inc., a California corporation ("Asyst"), of a majority ownership position in MECS Corporation, a corporation based in Nagoya, Japan (MECS). Actual results and developments may differ materially from those described in this Current Report. For more information about Asyst and risks relating to investing in Asyst, refer to Asyst's most recent reports on Form 10-K and Form 10-Q and most recent registration statement on Form S-3.

Item 2.   Acquisition or Disposition of Assets.

     On March 27, 2000, Asyst completed the second phase of its acquisition of MECS by acquiring a majority ownership position of 79 percent with a second investment of approximately $9.8 million. Originally announced on September 22, 1999, the transaction was structured as a staged acquisition, with Asyst holding an initial minority share ownership of ten percent. Under the terms of the purchase agreement, Asyst agreed to move to a majority ownership position upon attainment by MECS of certain business objectives. The purchase agreement places an enterprise valuation on MECS of approximately $45 million. Based in Nagoya, MECS is one of Japan's leading suppliers of robotic systems used to automate sophisticated semiconductor and flat panel display manufacturing equipment.

     A copy of the press release announcing the strategic alliance with and minority ownership position in MECS is attached hereto as Exhibit 99.1 and incorporated by reference herein. A copy of the press release announcing the acquisition of a majority ownership position in MECS is attached hereto as
Exhibit 99.2 and incorporated by reference herein.


Item 7. Financial Statements and Exhibits.

     (a)   Financial Statements of Businesses Acquired.
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     The Registrant believes that it would be impractical to provide the required financial statements at the time this Report on Form 8-K is filed. The Registrant intends to file such financial information as an amendment to this Form 8-K within 60 days of the date hereof.

     (b)   Pro Forma Financial Information
           -------------------------------

     The Registrant believes that it would be impractical to provide the required pro forma financial information at the time this Report on Form 8-K is filed. The Registrant intends to file such financial information as an amendment to this Form 8-K within 60 days of the date hereof.

     (c)   Exhibits.
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  Exhibit No.  Description
  ----------   -----------

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     2.1*      Purchase Agreement, dated as of March 23, 2000.

     2.2*      Purchase Agreement, dated as of September, 1999.

     4.1       Reference is made to Exhibits 2.1 and 2.2.

     99.1*     Press release announcing the minority ownership position in MECS.

     99.2*     Press release announcing the majority ownership position in MECS.

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* The Registrant will file the exhibits as an amendment to this Form 8-K within 60 days of the date hereof.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             ASYST TECHNOLOGIES, INC.



Dated: April 7, 2000                         By:  /s/ Douglas J. McCutcheon
                                                -------------------------------
                                                      Douglas J. McCutcheon
                                                      Senior Vice President and
                                                      Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit No.    Description
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     2.1*      Purchase Agreement, dated as of March 23, 2000.

     2.2*      Purchase Agreement, dated as of September, 1999.

     4.1       Reference is made to Exhibits 2.1 and 2.2.

     99.1*     Press release announcing the minority ownership position in MECS.

     99.2*     Press release announcing the majority ownership position in MECS.

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* The Registrant will file the exhibits as an amendment to this Form 8-K within 60 days of the date hereof.